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                                                                    Exhibit 10.6

                                 UROLOGIX, INC.
                             STOCK OPTION AGREEMENT

This Option is hereby issued pursuant to the terms and conditions set forth in this Option Agreement and is not issued pursuant to any existing Stock Option Plan of the Company.

I.   NOTICE OF STOCK OPTION GRANT

     Optionee: Fred B. Parks

     As an inducement essential to you entering into your Employment Agreement with the Company, you have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Date of Grant                    May 27, 2003
Vesting Commencement Date        May 27, 2004
Exercise Price per Share         $2.75
Total Number of Shares Granted   225,000
Type of Option                   Nonstatutory Stock Option
Term/Expiration Date             May 27, 2013

     1. Exercise and Vesting Schedule. This Option may be exercised, in whole or in part, and shall vest in accordance with the following vesting schedule:

56,268 Shares shall vest one year from the date of grant and 4,687 of the remaining Shares shall vest on the 27th day in each of the thirty-six months following the one-year anniversary of the option grant.

     2. Termination Period. This Option may be exercised, to the extent it is then vested, for 30 days after termination of employment. Upon death or Disability of Optionee (defined as permanent and total disability as determined by the Compensation Committee of the Board of Directors), this option may be exercised, to the extent it is then vested, for a period of twelve months after termination of employment as a result of Optionee's death or Disability. Notwithstanding the foregoing, the exercise period for this Option shall automatically be extended and Options shall continue to vest in the event Optionee continues as Chairman of the Board or in some other consulting role with the Company after termination of employment, in which case this Option may be exercised for 30 days, to the extent it is then vested, after the later of
(i) resignation or removal as Chairman of the Board and (ii) termination of any such consulting relationship. If either of the events in (i) or (ii) is caused by the death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for a period of twelve months after such event. In no event may this Option be exercised later than the Term/Expiration as provided above.

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II.  AGREEMENT

     1. Grant of Option. The Company hereby grants to the Optionee named in the Notice of Grant above (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth above, at the exercise price per share set forth above (the "Exercise Price"), subject to the terms and conditions set forth in this Option Agreement.

          The Option will be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). Any or all functions of the Committee specified in this Agreement may be exercised by the Board of Directors, unless this Agreement specifically states otherwise. The Committee has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Option as it may, from time-to-time, deem advisable; to interpret the terms and provisions of this Option Agreement and to otherwise supervise the administration of the Option. The Committee may not amend, alter or terminate the Option without the written consent of Optionee. All decisions made by the Committee pursuant to this Agreement will be final and binding on all persons, including the Company and Optionee.

     2. Exercise of Option.

          (a) Right to Exercise. Subject to subsection (i) and (ii) below, this Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the provisions of this Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by Section 2 of Article I of this Option Agreement.

               (i) This Option may not be exercised for a fraction of a Share.

               (ii) Upon a Change of Control, the Option shall become exercisable in full as to all of the shares covered thereby without regard to any installment exercise or vesting provisions. For purposes of this Section 2(a)(ii), the term "Change of Control" means any of the following:

                    (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities and is required to file a Schedule 13D under the Exchange Act; or

                    (B) the Incumbent Directors cease for any reason to constitute at least a majority of the Board of Directors. The term, "Incumbent Directors," shall mean those individuals who are members of the Board of Directors on May 27, 2003 and any individual who subsequently becomes a member of the Board of Directors whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

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                    (C) all or substantially all of the assets of the Company
are sold, leased, exchanged or otherwise transferred and immediately thereafter, there is no substantial continuity of ownership with respect to the Company and the entity to which such assets have been transferred.

               (iii) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Shares or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the number and option price of Shares subject to this Option, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any award shall always be a whole number. The grant of the Option shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the principal financial officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

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     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option Agreement.

     6. Registration. As promptly as practicable, the Company shall prepare, file and maintain with the Securities and Exchange Commission, an effective registration statement on Form S-8 (or, in the Company's sole discretion, on any appropriate comparable form under the Securities Act of 1933, as amended, as may then be available to the Company) relating to the resale of the Shares issued pursuant to exercise of the Option granted hereunder.

     7. Tax Withholding. Optionee shall, no later than the date as of which any part of the value of the Option first becomes includible as compensation in the gross income of Optionee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Option. The obligations of the Company under this Option shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Optionee.

     8. Notices. Notices required hereunder shall be given in person or by first class mail to the address of Optionee shown on the records of the Company, and to the Company at its principal executive office.

     9. Survival of Terms. This Agreement shall apply to and bind Optionee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     10. Entire Agreement; Governing Law; Notice. This Option Agreement, together with Exhibit A, constitute the entire agreement of the parties with respect to the subject matter of this Option Agreement and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Minnesota.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT, CONSULTANCY OR SERVING AS CHAIRMAN OF THE BOARD AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT, CONSULTANCY OR POSITION AS ITS CHAIRMAN OF THE BOARD AT ANY TIME, WITH OR WITHOUT CAUSE.

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     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement. Optionee has reviewed Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement.

OPTIONEE                                  UROLOGIX, INC.


/s/ Fred B. Parks                         By: /s/ Craig Palmer
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                                              Signature

Fred B. Parks                             Title: Vice-President, U.S. Sales
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Print Name

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                                    EXHIBIT A

                                 UROLOGIX, INC.

                                 EXERCISE NOTICE

Urologix, Inc.
14405 21st Avenue North
Minneapolis, Minnesota 55447
Attention: Principal Financial Officer

     1. Exercise of Option. Effective as of today,                      ,
                                                   ---------------------
                     , the undersigned ("Purchaser") hereby elects to purchase
---------------------
          shares (the "Shares") of the Common Stock of Urologix, Inc. (the
---------
"Company") under and pursuant to the Stock Option Agreement dated May 27, 2003 (the "Option Agreement"). The purchase price for the Shares shall be
$              , as required by the Option Agreement.
 --------------

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. Representation of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

     5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by Minnesota law except for that body of law pertaining to conflict of laws.

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Submitted by:                             Accepted by:

OPTIONEE:                                 UROLOGIX, INC.


                                          By:
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               Signature


                                          Its:
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               Print Name


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         Social Security Number

Address:

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